SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE


                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
             OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) _________

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   13-3781471
                               (I. R. S. Employer
                               Identification No.)


                100 Wall Street, New York, NY         10005
          (Address of principal executive offices)  (Zip Code)


                            For information, contact:
                           Dennis Calabrese, President
                      U.S. Bank Trust National Association
                           100 Wall Street, 16th Floor
                               New York, NY 10005
                            Telephone: (212) 361-2506

                     B.F. SAUL REAL ESTATE INVESTMENT TRUST
               (Exact name of obligor as specified in its charter)

          Maryland                                 52-6053341
          (State or other jurisdiction of          (I. R. S. Employer
          incorporation or organization)           Identification No.)

          8401 Connecticut Avenue                  20815
          Chevy Chase, Maryland
          (Address of principal executive offices) (Zip Code)

                                      NOTES

Item 1.   General Information.

     Furnish the following information as to the trustee - -

     (a) Name and address of each examining or supervising authority to which it is subject.

                    Name                          Address

               Comptroller of the Currency        Washington, D.C.

     (b) Whether it is authorized to exercise corporate trust powers.

         Yes.

Item 2.  Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

Item 16. List of Exhibits.

     Exhibit 1. Articles of Association of U.S. Bank Trust National
                Association, incorporated herein by reference to
                Exhibit 1 of Form T-No. 333-51961.

     Exhibit 2. Certificate of Authority to Commence Business for
                First Trust of New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference Form T-1, Registration No. 33-83774.

     Exhibit 3. Authorization to exercise corporate trust powers for
                U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration
                No. 333-51961.

     Exhibit 4. By-Laws of U.S. Bank Trust National Association,
                incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-51961.

     Exhibit 5. Not applicable.

     Exhibit 6. Consent of First Trust of New York, National Association now
                known as U.S. Bank Trust National Association, required by
                Section 321(b) of the Act, incorporated herein by reference to
                Exhibit 6 of Form T-1,  Registration No. 33-83774.

     Exhibit 7. Report of Condition of U.S. Bank Trust National Assocaition, as
                of the close of business on September 30, 1998, published pursuant to law or the requirements of its supervising or examining authority.

     Exhibit 8. Not applicable.

     Exhibit 9. Not applicable.


                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 8th day of January, 1999.

                                   U.S. BANK TRUST
                                  NATIONAL ASSOCIATION



                              By:  Frank J. Gillhaus, Jr.
                                   ----------------------
                                   Frank J. Gillhaus, Jr.
                                   Vice President

                                                                Exhibit 7

                      U.S. Bank Trust National Association
                        Statement of Financial Condition
                                  As of 9/30/98

                                    ($000's)

                                                           9/30/98
                                                          ---------
Assets
   Cash and Due From Depository Institutions               $41,761
   Federal Reserve Stock                                     3,397
   Fixed Assets                                                539
   Intangible Assets                                        69,693
   Other Assets                                              6,093
                                                          ---------
     Total Assets                                         $121,483
                                                          =========

Liabilities
   Other Liabilities                                      $  8,680
                                                          ---------
   Total Liabilities                                         8,680
                                                          ---------

Equity
   Common and Preferred Stock                                1,000
   Surplus                                                 120,932
   Undivided Profits                                        (9,129)
                                                          ---------
     Total Equity Capital                                  112,803
                                                          ---------

Total Liabilities and Equity Capital                      $121,483
                                                          =========
-------------------------------------------------------------------------

To the best of the undersigned's determination, as of this date the above financial information is true and correct.


U.S. Bank Trust National Association



By:  Frank J. Gillhaus, Jr.
     ----------------------
     Vice President

Date:  January 8, 1999